UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2024
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HEARTLAND FINANCIAL USA, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-15393	42-1405748
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 Larimer Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices)

(303) 285-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market
Depositary Shares (each representing 1/400th interest in a share of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E)	HTLFP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2024, Heartland Financial USA, Inc., a Delaware corporation (the “Company” or “HTLF”) held a special meeting of stockholders (the “HTLF Special Meeting”) to consider certain proposals related to the previously announced Agreement and Plan of Merger, dated as of April 28, 2024 (the “Merger Agreement”), by and among HTLF, UMB Financial Corporation, a Missouri corporation (“UMB”) and Blue Sky Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of UMB (“Merger Sub”), pursuant to which (i) Merger Sub will merge with and into HTLF (the “Merger”), with HTLF surviving the Merger as a wholly owned subsidiary of UMB (the “Surviving Entity”) and (ii) immediately following the effective time of the Merger and as part of a single, integrated transaction, the Surviving Entity will merge with and into UMB (the “Second Merger”, and together with the Merger, the “Mergers”), with UMB surviving the Second Merger.

As of June 26, 2024, the record date for stockholders entitled to notice of, and to vote at, the HTLF Special Meeting, there were 42,828,519 shares of common stock of the Company, par value $1.00 per share (“HTLF common stock”), issued and outstanding. The holders of 29,622,444 shares of HTLF common stock were present online or represented by proxy at the HTLF Special Meeting, constituting a quorum.

At the HTLF Special Meeting, the following proposals were considered:

1.A proposal to approve the adoption of the Merger Agreement and the transactions contemplated thereby (the “HTLF Merger Proposal”);
2.A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to HTLF’s named executive officers that is based on or otherwise relates to the Mergers (the “HTLF Compensation Proposal”); and
3.A proposal to adjourn or postpone the HTLF Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment or postponement, there are not sufficient votes to approve the HTLF Merger Proposal, or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of HTLF common stock (the “HTLF Adjournment Proposal”).

For more information on each of these proposals, see the definitive joint proxy statement/prospectus filed by the Company with the U.S. Securities and Exchange Commission on July 5, 2024.

The number of votes cast for, against, and abstentions/withhold votes and broker non-votes with respect to each matter voted upon are set forth below:

1. THE HTLF MERGER PROPOSAL
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,190,226	323,729	108,489	—

2. THE HTLF COMPENSATION PROPOSAL
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,710,109	1,738,826	173,509	—

3. THE HTLF ADJOURNMENT PROPOSAL
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,690,856	1,812,096	119,492	—

Completion of the Mergers remains subject to satisfaction or waiver of the closing conditions set forth in the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2024	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Kevin L. Thompson
Kevin L. Thompson
Executive Vice President
Chief Financial Officer